                                                                   EXHIBIT 10.17


                              RELEASE CORPORATION
                Electronic Software Distribution (ESD) Agreement


This Electronic Software Distribution Agreement (the "Agreement") is made and entered into on March 1, 2000, by and between RELEASE CORPORATION, a Delaware Corporation with principal offices located at 990 Commercial Street, San Carlos, California 94070 ("Distributor"), and _Network ICE Corporation, a California Corporation located at _1650 South Amphlett Boulevard, Suite 120, San Mateo CA 94402 ("Vendor").

Background
----------

A. Vendor is the owner of all rights to the Software identified in Exhibit C (Royalty Schedules).

B. Vendor desires to enter into an Electronic Distribution Agreement with Distributor whereby Distributor will be responsible for preparing duplicating and distributing Vendor's Software and associated electronic Documentation for electronic distribution to End Users in accordance with the terms and conditions of this Agreement.

C. Distributor desires to obtain the right to prepare, replicate, and distribute Vendor's Software and Documentation according to the terms of this Agreement.

NOW, THEREFORE, the parties hereby agree as follows:

1. Definitions
--------------

1.1 "Confidential Information" means proprietary and other valuable information, regardless of form, communicated by one party ("Disclosing Party") to the other party ("Receiving Party), including, without limitation, technical information, trade secrets, know how, specifications, financial and pricing information, market research and computer code.

1.2 "Distributor Materials" means any electronic marketing materials provided by Vendor for inclusion in an electronic package containing Software, Documentation and End User License Agreement, as outlined in Exhibit F.

1.3 "Documentation" means all electronic collateral materials normally provided from time to time by Vendor to End Users for use of the Software (such as electronic user manuals, templates, reference guides, digitized product photos and graphic images, and electronic data sheets), which are identified in Exhibit F, and all subsequent versions thereof provided to Distributor pursuant to this Agreement.

1.4 "End User" means a person or entity that acquires the Product for use rather than for resale or distribution.

1.5 "End User License Agreement" means the written license agreement attached as Exhibit E, and provided in electronic form, which governs the use of the Software by End Users and is to be included with each copy of the Software prepared by Distributor hereunder.

1.6 "Licensed Materials" means the Software, Documentation, Distributor Materials and End User License Agreement.

1.7 "Point of Sale" means a web site on the World Wide Web or other point of sale for distribution and electronic sale of software.

1.8 "Point of Sale Provider" means a third party who provides one or more Points of Sale, pursuant to a Point of Sale Provider Agreement, through which Distributor may distribute Products to End Users.

1.9 "Product" means a copy of the Software, Documentation, End User License Agreement, and Distributor Materials, if any, prepared together in accordance with this Agreement.


1.10 "Software" means the executable object code for Vendor's Software identified in Exhibit C, including all subsequent versions thereof provided to Distributor pursuant to this Agreement.

1.11 "Territory" means all countries in the world except: countries to which export or re-export of any Product, or products incorporating Product, is prohibited by United States law without first obtaining the permission of the United States Office of Export Administration or its successor, and countries that may be hereafter excluded pursuant to the terms of this Agreement.

1.12 "Vendor Trademarks" means the trademarks, trade names, and logos used by Vendor that are identified in Exhibit C.

2. License
----------

2.1 Rights Granted to Distributor. Vendor grants Distributor a worldwide, non-exclusive license and right to:
     a)   Reproduce the Software, Documentation, and End User License Agreement;
     b) Prepare the Software, Documentation, Distributor Materials, and End User License Agreement in the manner specified under this Agreement;
     c) Use the Vendor Trademarks in connection with the replication of the Software, the preparation of the Documentation, and preparation and distribution of the Products, in the manner specified under this Agreement;
     d) Distribute the Products to End Users in the Territory through its own or third-party Points of Sale (the "Release Point of Sale Network"), subject to the restrictions set forth in this Agreement.

2.2 Rights Reserved for Vendor. Distributor acknowledges that the Software and Documentation are the property of the Vendor or its licensors and that Distributor has no rights in the foregoing except those expressly granted by this Agreement. Nothing herein shall be construed as restricting Vendor's right to sell, lease, license, modify, publish, or otherwise distribute the Software or Documentation, in whole or in part, to any other person.

3. Distribution
---------------

3.1 Preparation. Distributor will prepare the Products for electronic distribution as outlined in Exhibit A (Technology and Service Specifications). Distributor will distribute the Products in accordance with this Agreement, with all preparation, warranties, disclaimers, and End User License Agreements intact. Release may, from time to time in its reasonable discretion, modify its current distribution practices and/or utilize additional methods of distribution and Exhibit A shall be updated accordingly. In

[***] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     the event that such modifications affect Distributor's service as outlined in Sections 3 and/or 4 of Exhibit A, Distributor shall provide Vendor with thirty (30) days notice of such changes.

3.2 Returns. Distributor agrees to honor any refund requests received from its Point of Sale Providers or End Users pursuant to the terms of the applicable End User License Agreement relating to the Products distributed by Distributor. If the applicable End User License Agreement does not contain terms relating to refunds or returns, Distributor agrees to honor refund requests under this Section if such requests are made within thirty
     (30) days from the sale of the Product.

3.3 Cost of Distribution. Vendor shall pay distribution fees to Distributor for distribution under this Agreement as set forth in Exhibit B (the "Distribution Fees").

3.4 Prices. Distributor is free to determine its own prices for the Products distributed to End Users pursuant to this Agreement.

3.5 Distribution through Publisher Direct Program. Vendor shall participate in the Publisher Direct Program as specified in Exhibit B and Distributor shall be entitled to operate, place a link to and/or locate a software store on Vendor's World Wide Web sites or other online locations specified by Vendor as mutually agreed by the parties (Publisher Direct Program). "Publisher Direct Products" shall mean any Products distributed by Distributor to End Users through the Publisher Direct Program.

3.7 Registration Information. Subject to any applicable laws, Distributor will provide Vendor, in conjunction with remittance of Payments and Reports to Vendor, End-User registration information, which may include Customer Name, Email, and Address Information, as provided by End-User, for (i) End-Users of Publisher Direct Products; or (ii) End-Users of Products distributed through the Release Point of Sale Network, when allowable under Distributor's contracts with Point of Sale Providers.

4. Delivery and Support Obligations
-----------------------------------

4.1 Initial Deliverables. Vendor will deliver the current version of the Software, Documentation, Distributor Materials, and End User License Agreement to Distributor immediately following execution of this Agreement. Vendor will provide Distributor with a copy of the Software on master disks or in another mutually agreeable electronic format that can be reproduced by Distributor, and one copy of the Documentation, Distributor Materials and the End User License Agreement in electronic form. If applicable, Vendor will also provide Distributor with the specifications for the preparation of the Software as required in Exhibit G.

4.2 New Versions. Vendor shall provide Distributor with copies of all new releases, updates, or revisions of the Software and Documentation at the same time they are made available to any other vendors, distributors, or end users. Vendor will notify Distributor of its plans for each new release, update, or revision of the Software or Documentation within a reasonable time prior to such release.

4.3 Support For End Users. Vendor will provide support to End Users of the Software to be distributed hereunder, in accordance with its then-current published software support policy.

4.4 Support for Distributor. Vendor will give Distributor, without charge, the technical information, current maintenance documentation, and telephone assistance needed to enable Distributor to effectively reproduce, prepare, and distribute the Software under this Agreement. Distributor is not entitled to the source code for the Software.

5. Warranties
-------------

5.1 Authority of Vendor. Vendor represents that it has the right and authority to enter into this Agreement and to grant to Distributor the rights to the Licensed Materials granted in this Agreement.

5.2 Media and Format. Vendor warrants to Distributor that the media and format in which the Software is delivered to Distributor are free from defects in material, format and workmanship. Vendor agrees to replace any media and format delivered to Distributor that prove defective.

5.3 Non-infringement. Vendor warrants to Distributor that the reproduction and distribution of the Licensed Materials by Distributor through its own Points of Sale, through Points of Sale owned and/or operated by Point of Sale Providers, or as part of the Publisher Direct Program, the use of the Vendor Trademarks in connection therewith, and the use of the Licensed Materials by End Users will not infringe or misappropriate the patent, copyright, trademark, service mark, trade secret or other proprietary rights of any third party.

5.4 Contents of Licensed Materials. Vendor represents to Distributor that the Licensed Materials do not contain (i) any material that is libelous or defamatory or obscene or otherwise violates the rights of any person or entity or any applicable law, or (ii) any computer virus, trojan horse, worm or other contaminating or destructive feature.

5.5 End User Warranties. Vendor will provide a warranty for the End Users of the Software as set forth in the End User License Agreement. Distributor is not authorized to make, and represents that it shall not make, any other warranties on Vendor's behalf.

5.6 Authority of Distributor. Distributor represents that it has the right and authority to enter into this Agreement.

5.7 Replication. Distributor represents that it will accurately replicate the Software and Documentation.

5.8 DISCLAIMER. THE FOREGOING ARE THE ONLY WARRANTIES MADE BY VENDOR AND DISTRIBUTOR. VENDOR AND DISTRIBUTOR SPECIFICALLY DISCLAIM ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, SECURITY, AND FITNESS FOR A PARTICULAR PURPOSE.

6. Royalties and Payment Terms
------------------------------

6.1 Royalty Amounts. In the case of Products distributed through the Release Point of Sale Network, Distributor will pay Vendor a royalty in accordance with the Point of Sale Network Royalty Schedule set forth in Exhibit C and, in the case of the distribution of Products through the Publisher Direct Program, Distributor will pay Vendor a royalty in accordance with the Publisher Direct Royalty Schedule set forth in Exhibit C (collectively referred to herein as the "Royalty" or "Royalties"), provided that no Royalty shall be owed for: (a) copies of the Products

[***] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     returned to Distributor for refund in accordance with the End User License Agreement or Section 3.2, or because of defects or errors, regardless of source; or (b) chargeback transactions (except as expressly provided in Section 6.2 below).

6.2 Distributor's Credit Risk. Distributor shall assume the risk of transactions that are unpaid as a result of credit card chargebacks (excluding customer returns pursuant to Section 3.2).

6.3 Payment and Reports. Within *** days after the end of each month, Distributor will remit to Vendor the Royalty due on copies of Products sold to End Users, plus all applicable federal, state, and local taxes ("Sales Taxes") payable by the End User in connection with such purchase, during the immediately preceding month, and provide Vendor with an electronic and written report (collectively "Remittance Reports") specifying the number of copies of Products sold in the preceding month and a calculation of the amounts due to Vendor. Royalties may be paid via Electronic Funds Transfer
     (EFT), if requested by Vendor in writing. Vendor shall pay all fees owed to Distributor within *** days of invoice by Distributor, and Distributor may further adjust the Royalty payments to offset any such undisputed fees not received within the *** days. If desired by the Vendor, Distributor will prepare additional Remittance Reports, beyond the current single monthly Remittance Report, for *** per report.

6.4 Taxes. Vendor shall be responsible for remitting all Sales Taxes to the applicable taxing authorities.

6.5 Books and Records. Distributor agrees to maintain adequate books and records relating to the distribution and sale of Products to End Users. Such books and records shall be available at their place of keeping for inspection by Vendor or its representatives for the purpose of determining whether the correct Royalties have been paid to Vendor in accordance with the terms of this Agreement and whether Distributor has otherwise complied with the terms of this Agreement. Vendor shall have the right to conduct such an audit upon fifteen (15) days advance notice twice each calendar year during Distributor's regular working hours. If such an audit discloses an underpayment of more than *** over any sixth (6 month) period, Distributor shall pay the costs of such audit.

6.6 Failure to Pay. Any Royalty payment, Distribution Fee payment or any other payment required under this Agreement that is not paid when due shall bear interest at the rate of *** per month, or at the highest contract rate allowed by law, whichever is less, from its due date until paid.

7. Confidentiality
------------------

7.1 Receiving Party shall not use Confidential Information disclosed hereunder (other than as expressly permitted hereunder), nor shall either party disclose Confidential Information to a third party during the term, or for two (2) years following expiration or termination of this Agreement without the prior consent of the Disclosing Party. Vendor shall promptly notify Distributor of any actual or suspected, unauthorized use or disclosure of Distributor Confidential Information.

These obligations shall not apply to Confidential Information: (a) known to the Receiving Party prior to disclosure hereunder; (b) which, subsequent to disclosure, enters the public domain through no fault of either party; (c) is disclosed, without restriction to the Receiving Party, by a third party having a right to do so; or (d) is developed by the Receiving Party independent of any Confidential Information.

7.2 Distributor acknowledges that information such as, but not limited to the names, addresses, and phone numbers of End Users acquiring the Vendor's Product are confidential and, as such, shall not be disclosed to any parties other than the Vendor and Distributor, without prior consent by the Vendor.

8. Vendor Trademarks
--------------------

Distributor acknowledges that the Vendor Trademarks are trademarks owned solely and exclusively by Vendor and agrees to use the Vendor Trademarks only in the form and manner (with appropriate legends) prescribed by Vendor. Distributor agrees not to use any other trademark or service mark in connection with any of the Vendor Trademarks without prior approval of Vendor. All use of the Vendor Trademarks shall inure to the benefit of Vendor.

9. Indemnification
------------------

9.1 By Vendor. Vendor will defend, indemnify, and hold Distributor harmless from and against any and all liabilities, losses, damages, costs, and expenses (including legal fees and expenses) associated with any claim or action ("Claim") brought against Distributor arising out of any breach or alleged breach by Vendor of its representations and warranties set forth in
     Section 5 provided that Distributor promptly notifies Vendor of any such Claim and allows Vendor to control, and fully cooperates with Vendor in, the defense of such Claim and all related settlement negotiations. Vendor shall have no liability for any settlement or compromise made without its consent. Upon notice of such a Claim, or upon Vendor's conclusion that such a Claim is likely, Vendor shall have the right, at its option, to obtain the right for Distributor to continue to exercise the rights granted under this Agreement, substitute other software with similar operating capabilities, or modify the Software so that it is no longer subject to such a Claim. If none of the above options are reasonably available, Vendor may terminate this Agreement.

9.2 By Distributor. Distributor shall defend, indemnify and hold Vendor harmless from and against any and all liabilities, losses, damages, costs, and expenses (including legal fees and expenses) associated with any Claim brought against Vendor arising out of any breach or alleged breach by Distributor of its representations and warranties set forth in Section 5, provided that Vendor promptly notifies Distributor of any such Claim and allows Distributor to control, and fully cooperates with Distributor in, the defense of such Claim and all

[***] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     related settlement negotiations. Distributor shall have no liability for any settlement or compromise made without its consent.

10. Limitation of Liability
---------------------------

EACH PARTY'S LIABILITY TO THE OTHER PARTY SHALL BE LIMITED TO DIRECT DAMAGES AND, EXCEPT AS PROVIDED IN THE SECTION TITLED "INDEMNIFICATION," SHALL NOT EXCEED THE AMOUNT RECEIVED BY THAT PARTY UNDER THIS AGREEMENT. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INCIDENTAL, INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) ARISING OUT OF THIS AGREEMENT, HOWEVER CAUSED, UNDER ANY CAUSE OF ACTION OR THEORY OF LIABILITY, EVEN IF PREVIOUSLY ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

11. Term and Termination
------------------------

11.1 Term. This Agreement will continue in effect for six (6) months from the date hereof ("Initial Term"). Upon expiration of the Initial Term and each Renewal Term thereafter, this Agreement will be automatically renewed for an additional six (6) month term ("Renewal Term") unless terminated by either party upon sixty (60) days notice prior to the expiration of the Initial Term or any Renewal Term.

11.2 Termination for Breach. Either party may terminate this Agreement in the event of a material breach of the terms or conditions of this Agreement by the other party if that breach is not cured within thirty (30) days of written notice from the party not in breach. In addition to these rights of termination, each party will have the right, in the event of an uncured material breach by the other party, to avail itself of all remedies or causes of action, in law or equity, for damages as a result of such breach.

11.3 Effect of Termination. Upon termination of this Agreement for any reason, Distributor shall immediately cease replication of the Software and Documentation, and will return to Vendor the master versions of all Software, Documentation, and Confidential Information of Vendor. Distributor shall remit all Royalties and other fees due Vendor within *** days of such termination. Sections 5, 7, 9, 10, 11 and 12 (as applicable) shall survive any termination or expiration of this Agreement.

11.4 Effect on End Users. Termination or expiration of this Agreement will not affect the rights of any End User under the terms of the End User License Agreement.

12. General Provisions
----------------------

12.1 Assignment. This Agreement will bind and inure to the benefit of each party's permitted successors and assigns. Neither party may assign this Agreement, in whole or in part, without the other party's written consent; provided that either party may assign this Agreement without such consent in connection with any merger, consolidation, sale of all or substantially all of the party's assets or any other transaction in which more than fifty percent (50%) of the party's voting securities are transferred provided that the successor or assign assumes in writing all of such party's obligations hereunder.

12.2 Notices. All notices and demands hereunder shall be in writing and shall be served by mail at the address of the receiving party set forth in this Agreement. All notices or demands by mail shall be by certified or registered mail, return receipt requested, or by nationally recognized private express courier or delivery service and shall be deemed effective upon receipt.

12.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California and the United States, without reference to choice of law provisions thereof.


12.4 Relationship of the Parties. Each party is acting as an independent contractor and not as an agent, partner, or joint venture with the other party for any purpose. Except as provided in this Agreement, neither party shall have any right, power, or authority to act or to create any obligation, express or implied, on behalf of the other.

12.5 Force Majeure. Neither party shall be responsible for delays or failure of performance resulting from acts beyond the reasonable control of such party. Such acts shall include, but not be limited to, acts of God, strikes, walkouts, riots, acts of war, epidemics, failure of supplies to perform, governmental regulations, power failures, earthquakes, or other disasters.

12.6 Headings. The titles and headings of the various sections and paragraphs in this Agreement are intended solely for reference and are not intended for any other purpose whatsoever or to explain, modify, or place any construction on any of the provisions of this Agreement.

12.7 All Amendments in Writing. No provisions in either party's purchase orders, or in any other business forms employed by either party, will supersede the terms and conditions of this Agreement, and no supplement, modification, or amendment of this Agreement shall be binding, unless executed in writing by a duly authorized representative of each party to this Agreement.

12.8 Entire Agreement. The parties have read this Agreement and agree to be bound by its terms, and further agree that it constitutes the complete and entire agreement of the parties and supersedes all previous communications, oral or written, between them relating to the license and to the subject matter hereof. No representations or statements of any kind made by either party that are not expressly stated herein shall be binding on such party.

[***] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date specified above.

DISTRIBUTOR:  RELEASE CORPORATION                                     VENDOR:   Network ICE Corporation
              -------------------                                               -----------------------

SIGNED BY:                                                            SIGNED BY:
           -----------------------------------------                            -----------------------------------------------

PRINTED NAME:                                                         PRINTED NAME:
             ---------------------------------------                               --------------------------------------------

TITLE:                                                                TITLE:
      ----------------------------------------------                        ---------------------------------------------------

ADDRESS:  990 COMMERCIAL STREET                                       ADDRESS:  1650 South Amplett Boulevard, Suite 120

          SAN CARLOS, CA 94070 USA                                              San Mateo, CA  94402 USA

PHONE:    650-622-1000                                                PHONE:    650.341.6886

FAX:      650-508-2490                                                FAX:      650.341.0719

EMAIL:    INFO@RELEASESOFT.COM                                        EMAIL:    _______________________________________________

DATE:                                                                 DATE:
          ------------------------------------------                            -----------------------------------------------


[***] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT A

                     TECHNOLOGY AND SERVICE SPECIFICATIONS

1.    Online Store

Release Corporation will create a private-label online store solution that allows for electronic purchase of goods. The store may allow for both electronically and physically fulfilled products. In this solution, users can browse various products and select one or more for purchase in a "shopping cart" mechanism. Users pay instantly through the Internet, and receive electronic confirmation of the order. Release will be responsible for the creation, hosting, and maintenance of Vendor's online store HTML pages.

Delivery of digital content occurs via the Internet in a "Vending Machine" solution. Digital products are hosted and delivered from a Release FTP server, which users may access following confirmation of successful electronic payment.

Non-digital goods that require physical delivery are processed online and fulfilled by the Vendor or Vendor fulfillment partner. Transactions concerning physical products shall be messaged to the designated fulfillment house via electronic communication on each business day.


2.  SalesAgent Wrapper Technologies

SalesAgent is designed to provide innovative marketing and distribution of software applications and content. SalesAgent comes in two forms: Trial and Buy-Only wrappers. SalesAgent trials can take multiple forms of time and use-based trials. Release Corporation applies SalesAgent technology to Developer Software without any modification of Vendor's source code. SalesAgent provides software protection for electronic and physical media distribution, and allows users to pay for software instantly through the use of transaction processing services maintained and run by Release Corporation.

SalesAgent Implementations

Windows: Native Windows 95, 98 and Windows NT applications.
Macintosh: System 7.05 and above


3.  Transaction Processing Services

Release Corporation's transaction processing services allow users to pay for Software using Visa, Mastercard, Discover, and American Express cards.

For all Release Corporation technology solutions, transactions are accepted 24-hours per day, seven days per week through the Internet and a direct modem dial-up network. For SalesAgent Wrappers, transactions are also accepted via interactive voice response/telephone operator service (phone), mail and fax transactions.

Release Corporation's transaction processing services immediately validate credit cards and, in the case of modem and Internet transactions, automatically return an unlocking signal back to the SalesAgent client module or the Online Store. For phone, mail and fax transactions concerning the SalesAgent Wrapper, Release returns an unlocking code to the user for manual entry.

[***] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                     TECHNOLOGY AND SERVICE SPECIFICATIONS


4.  Customer Support

As part of our transaction processing, Release Corporation provides email and phone support to customers. Toll-free phone service is available in the worldwide where offered by Distributor. Current hours, which are subject to change, are 24 hours per day, 7 days per week. ReleaseNow.com Corporation manages all billing services, such as customer returns, and all customer service related to the product sales. Issues related to physical product fulfillment shall be communicated to the fulfillment vendor.

5.  Reporting

Release provides two mechanisms of electronic reporting, which are subject to change at Release's discretion. In addition to these services, Release provides electronic monthly reports, and hard-copy reports with the remittance of the Vendor Royalty each month.

(1) SalesManager is the name of the current secure online query utility. In SalesManager, Vendors may generate custom reports based on specific criteria, such as product name, channel of sale, date, or end user. SalesManager reports are presented ***, and are also available *** standard text file format.

(2) FTP text file reports are generated each business day and ***. FTP reports are delimited text file reports containing transaction data for the previous day (or weekend). FTP reports are useful for fulfillment of physical goods and for feeding data into Vendor accounting systems.

[***] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT B
                     Service Selection and Distribution Fee
Initial below to accept

             DISTRIBUTION VIA RELEASE POINT OF SALE NETWORK:
                1     Distribution Fee                                                         ***
---------------------------------------------------------------------------------------------------
              PUBLISHER DIRECT SERVICES:

                2     Online Store Creation Fee                                                ***
-----------
                      Check boxes to specify store needs:
              [  ]    Vending machine for Electronic Delivery
              [  ]    Physical or subscription goods ordering
                      (requires shipping calculation and daily FTP reporting)
              [  ]    Shopping Cart functionality
              [  ]    Sales Tax License and Calculation
           ----------------------------------------------------------------------------------------
               3A     Transaction Fee Direct (% of SRP)
           ----------------------------------------------------------------------------------------
                              ***
---------------------------------------------------------------------------------------------------
N/A            3B     Transaction Fee Distribution (%)                                See Exhibit C
---------------------------------------------------------------------------------------------------
N/A            4      SalesAgent Wrappers                                                      ***
---------------------------------------------------------------------------------------------------
                      Requires 4-5 business days for production and testing.
                      Fee applies per build, as outlined in Exhibits A & G
               -------------------------------------------------------------------------------------
                5     Hosting and Maintenance Fee   (monthly)                                  ***
----------------------------------------------------------------------------------------------------
               [  ]   Online Store hosting and maintenance
               [  ]   Software hosting and downloads
               -------------------------------------------------------------------------------------
               6      Reporting (monthly)
----------------------------------------------------------------------------------------------------
                      One monthly remittance payment                                           ***
                      Additional remittance payments                                           ***
              [  ]    SalesManager (Not available for Distribution only accounts)
              [  ]    FTP Weekday Reports
                      Monthly statements (electronic and hard copy)
               -------------------------------------------------------------------------------------
N/A            7      Sales Tax License Fee (Annual )                                          ***
----------------------------------------------------------------------------------------------------
                      Optional.
               -------------------------------------------------------------------------------------
                  8   Other Service Fee (Annual )                                                  $
----------------------------------------------------------------------------------------------------
                                                                      TOTAL FEES
               --------------------------------------------------------------------------------------

Vendor Signature:                                      Date Updated:
                       ---------------------------                   -----------

Distributor Signature:                                 Date Updated:
                       ---------------------------                  ------------

[***] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT C
                               ROYALTY SCHEDULES

Vendor Name: __Network ICE Corporation_________________

ROYALTIES FOR DISTRIBUTION THROUGH RELEASE POINT OF SALE NETWORK:

Product Name          Mfr. Part #   Version   Platform   Selling    Distributor    Royalty Paid    Serial Nos.    Trade
                                                          Price      Discount        To Vendor      Required?     marks
                                                                   (% off Price)
-------------------------------------------------------------------------------------------------------------------------
BlackICE              BI-002            1.0   Windows      ***            ***             ***   Yes           BlackICE
Defender                                      95/NT/98
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




Date Updated:            Vendor Signature:
             ---------                          --------------------------------

                         Distributor Signature:
                                                --------------------------------

[***] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT D

                          POINT OF SALE PROVIDER TERMS


Each Point of Sale Provider Agreement between Distributor and a Point of Sale Provider shall contain terms substantially similar in intent and legal effect to the following:

1. Distribution Through Point of Sale Owned and/or Operated by Point of Sale
----------------------------------------------------------------------------
Provider
--------

1.1 Territory. Point of Sale Provider will allow Distributor to distribute Products through Points of Sale owned and/or operated by Point of Sale Provider solely to End Users located in the Territory.

1.2 Preparation. Products shall be distributed only as prepared by Distributor, with all preparation, warranties, disclaimers and End User License Agreements intact. Point of Sale Provider will make copies of the current End User License Agreement available to End Users.

1.3 Product Returns. Point of Sale Provider agrees to honor any refund requests received from End Users purchasing Products through its Points of Sale pursuant to the terms of the End User License Agreement.

2. Other Issues
---------------

2.1 Support for Point of Sale Provider. Point of Sale Provider understands and acknowledges that Vendor will not provide any support direct to Point of Sale Provider and that any support required by Point of Sale Provider should be obtained from Distributor.

2.2 End User Warranties. Vendor will provide a warranty for the End Users of the Software as set forth in the End User License Agreement. Point of Sale Provider is not authorized to make any other warranties on Vendor's behalf.

2.3 DISCLAIMER. THE FOREGOING ARE THE ONLY WARRANTIES MADE BY VENDOR. VENDOR MAKES NO WARRANTIES TO POINT OF SALE PROVIDER AND SPECIFICALLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

[***] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT E

                       Vendor End User License Agreement
End User License Agreement is embedded in the software. (circle one)   Y  N

If "No", please include a hard copy and an electronic copy.

[***] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT F

                              PRODUCT INFORMATION

Please provide separate information for each product in electronic format. If product information already exists in HTML format and is available for our use, please provide the appropriate URL and graphics to your Release Account Manager.

Company Web Address:

Product Information:
 .  Full name of product:
 .  Product version number:
 .  Should version be displayed with title?:
 .  File size:

Product Description:
 .  Category (graphics, business, utility, game, etc):
 .  12 words) 1-2 Sentence grabber:
 .  (150 word minimum) Full product description:
 .  Short bulleted list of product features:
 .  Keywords (5 words or more):
Note: Keywords are used when customer performs a search for a type of product

Minimum System Requirements:
 .  Processor (CPU) Speed:
 .  Operating System:
 .  RAM:
 .  Hard disk space:
 .  CD-ROM speed (if applicable):
 .  Misc. hardware requirements:
 .  Any software requirements:

Note: If this is a program for a Handheld or Palm device, please also include system requirements for the 'host' (desktop) computer.
 .  Processor (CPU) Speed:
 .  Operating System:
 .  RAM:
 .  Hard disk space:

Graphics: (Please provide via E-Mail)
 .  Box Shot -- any image format in portrait deminsion, minimum size 100x120 pixels.
 .  Company Logo (optional)

Any special notes about software title:

POINT OF SALE products: Please indicate one PRIMARY and one SECONDARY Category for each product.
 .  Business (home or corporate)
 .  Edutainment (Includes Games/Entertainment and Education)
 . For Games, please select RSAC Game rating (V1 to V4, N1 to N4, L1 to L4)_____ . For Education, please select Educational Age rating: (e.g. Ages 4-7 or Ages
   7-12 or Ages 5-10, etc.)_____
 .  Graphics
 .  Web Design
 .  Multimedia
 .  Home
 .  Reference
 .  Internet
 .  PDA /Mobile Computing
 .  Utilities

[***] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.